CUSIP NUMBER 75737F108	13G

Exhibit 99.1

Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated: February 7, 2019

Draper Fisher Jurvetson Fund IX, L.P.

By:	Draper Fisher Jurvetson Fund IX Partners, L.P. (general partner)

By:	DFJ Fund IX, Ltd., its general partner

By:	/s/ John H. N. Fisher

Name:	John H. N. Fisher
Title:	Managing Director

Draper Fisher Jurvetson Fund IX Partners, L.P.

By:	DFJ Fund IX, Ltd., its general partner

By:	/s/ John H. N. Fisher

Name:	John H. N. Fisher
Title:	Managing Director

DFJ Fund IX, Ltd.

By:	/s/ John H. N. Fisher

Name:	John H. N. Fisher
Title:	Managing Director

CUSIP NUMBER 75737F108	13G

Draper Fisher Jurvetson Partners IX, LLC

By:	/s/ John H. N. Fisher

Name:	John H. N. Fisher
Title:	Managing Member

Draper Associates, L.P.

By:	Draper Management Company, LLC (General Partner)

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	Managing Member

Draper Associates Riskmasters Fund II, LLC

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	Managing Member

Draper Associates Riskmasters Fund III, LLC

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	Managing Member

The Timothy Draper Living Trust

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	Co-Trustee

CUSIP NUMBER 75737F108	13G

JABE, LLC

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	Managing Member

The Draper Foundation

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	President

The Draper 2010 Irrevocable Descendant’s Trust

By:	/s/ Timothy C. Draper

Name:	Timothy C. Draper
Title:	Co-Trustee

/s/ Timothy Draper
Timothy Draper

/s/ John H. N. Fisher
John H. N. Fisher

The John Fisher and Jennifer Caldwell Living Trust dated 1/7/00, as amended and restated 3/27/08

By:	/s/ John H. N. Fisher

Name:	John H. N. Fisher
Title:	Co-Trustee